                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               PS FINANCIAL, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               PS FINANCIAL, INC.

                             4800 South Pulaski Road
                          Chicago, Illinois 60632-4195
                                 (773) 376-3800
-------------------------------------------------------------------------------


                                                                  March 17, 1998


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of PS Financial, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 2:30 p.m., local time, on April 22, 1998 at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. In addition to the election of two directors of the Company, your Board of Directors is submitting for approval the ratification of the appointment of Crowe, Chizek and Company, LLP as auditors of the Company. Accordingly, your Board of Directors unanimously recommends that you vote "for" the election of the Board nominees for director and for the appointment of Crowe Chizek and Company, LLP.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                        Very truly yours,




                                        Kimberly P. Rooney
                                        President and Chief Executive Officer

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 22, 1998

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PS Financial, Inc. (the "Company") will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on April 22, 1998 at 2:30 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 1998;

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 9, 1998 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                     By Order of the Board of Directors




                                     Kimberly P. Rooney
                                     President and Chief Executive Officer

Chicago, Illinois
March 17, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PS Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on April 22, 1998 at 2:30 p.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 17, 1998. Certain of the information provided herein relates to Preferred Savings Bank (the "Bank"), a wholly-owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; and (ii) the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

Vote Required and Proxy Information

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The ratification of Crowe, Chizek and Company, LLP requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non- votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to L.G. Ptak, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on March 9, 1998 will be entitled to one vote for each share then held. As of that date, the Company had 2,050,429 shares of Common Stock issued and outstanding. The following table sets forth, as of March 9, 1998, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) the Chief Executive Officer; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."

                                                                               Shares                  Percent
                                                                            Beneficially                 of
         Beneficial Owner                                                       Owned                   Class
----------------------------------                                    -----------------------      ----------------
Wellington Management Company, LLP(1)                                          139,000                  6.78%
75 State Street
Boston, Massachusetts  02109

Paul J. Duggan                                                                 123,700                  6.03
Jackson Blvd Fund, Ltd.
Jackson Blvd Equities, L.P.
Jackson Blvd Patners
Jackson Blvd Investments, L.P.(2)
53 West Jackson Blvd.
Suite 400
Chicago, Illinois 60604

PS Financial, Inc.(3)                                                          174,570                  8.51
Employee Stock Ownership Plan
4800 South Pulaski Road
Chicago, Illinois 60632-4195

Kimberly P. Rooney, President,                                                  56,021                  2.73
  Chief Executive Officer and Director
4800 South Pulaski Road
Chicago, Illinois 60632-4195

All directors and executive                                                    162,569                  7.93
  officers (8 persons) as a group(4)

-----------
(1) The amount shown is as reported by Wellington Management Company, LLP in an amended Schedule 13-G dated January 14, 1998. Pursuant to such report, Wellington Management reported sole voting and dispositive power over no shares and shared voting and dispositive power over 139,000 shares.

(2) The above information is as reported by Paul J. Duggan ("Duggan"), Jackson Blvd Fund Ltd. ("Jackson Fund"), Jackson Blvd Equities, L.P. ("Jackson Equities") and Jackson Blvd Investments, L.P. ("Jackson Investments") on an amended Schedule 13-D dated January 30, 1998. pursuant to such report, Duggan reported sole voting and dispositive power over no shares and shared voting and dispositive power over 123,700 shares. Jackson Fund reported sole voting and dispositive power over no shares and shared voting and dispositive power over 67,700 shares. Jackson Equities reported sole voting and dispositive power over no shares and shared voting and dispositive power over 50,439 shares. Jackson Partners reported sole voing and dispositive power over no shares and shared voting power over 56,000 shares. Jackson Investments reported sole voting and dispositive power over no shares and shared voting and dispositive power over 17,261 shares.

(3) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 6,356 of which have been allocated to accounts of participants. First Bankers Trust, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(4) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported exclude shares awarded to such individuals pursuant to the Stock Option Plan and the Recognition and Retention Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS
General

         The Company's Board of Directors currently consists of six members, each of whom is also a director of the Bank with the exception of L.G. Ptak. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of March 9, 1998, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                                                                                Shares of
                                                                                              Common Stock       Percent
                                         Position(s) Held           Director    Term to       Beneficially         of
            Name               Age        in the Company            Since(1)     Expire         Owned(2)          Class
          --------            ----       -----------------         ---------    --------       -------------    ---------
                                                       NOMINEES
Edward Wolak                    74    Director                      1969         2001              12,000          0.6%
Lorraine G. Ptak                73    Director                      1975         2001              66,417          3.2

                                          DIRECTORS CONTINUING IN OFFICE
Sylvester J. Ptak               73    Chairman of the Board         1969         1999              66,417          3.2
Kimberly P. Rooney              41    President, Chief Executive    1989         1999              57,328          2.8
                                      Officer and Director
Jeanine M. McInerney            40    Director                      1996         2000               5,000          0.2
Rocco DiIorio                   66    Director                      1990         2000               7,000          0.3

(1)      Includes service as director of Preferred Savings Bank.

(2) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported excludes shares issued pursuant to the RRP and shares awarded to such individuals pursuant to the Stock Option Plan which options are not exercisable within 60 days of the record date.

         The principal occupation of each director of the Company and each nominee for director is set forth below. All directors and nominees have held their present positions for at least 5 years unless otherwise indicated.

         Sylvester J. Ptak. Mr. Ptak is the Chairman of the Board and Vice President of the Bank, a position he has held since 1995. Mr. Ptak has been a member of the Board of Directors of the Bank since 1969. He also served as Secretary of the Bank from 1969 to 1975 and President and Chief Executive Officer of the Bank from 1975 to 1995. Mr. Ptak is the father of President Rooney and husband of Secretary-Treasurer Lorraine Ptak. As Chairman of the Board and Vice President of the Bank, Mr. Ptak supervises the lending department.

         Kimberly P. Rooney. Ms. Rooney is currently serving as President and Chief Executive Officer of the Bank, a position she had held since 1995. Prior to joining the Bank as President, Ms. Rooney served as an attorney for the Bank. From time to time, Ms. Rooney performs legal work for long-time clients. Ms. Rooney is the daughter of Chairman Ptak and Secretary-Treasurer Lorraine Ptak.

         Edward Wolak. Mr. Wolak is a retired plant engineer with Crown Stove, Inc., a position he held for approximately 40 years. Mr. Wolak is the spouse of Lorraine Ptak's sister.

         Lorraine G. Ptak, age 71. Ms. Ptak is currently serving as Secretary-Treasurer of the Bank, a position she has held since 1975. Mrs. Ptak is also a director of the Holding Company. Ms. Ptak is the wife of Chairman S.J. Ptak and the mother of President Rooney.

         Jeanine McInerney. Ms. McInerney is a clinical nurse consultant with Healthpoint Medical. She has been employed as a nurse for approximately 15 years.

         Rocco Di Iorio. Mr. Di Iorio is a retired sewer contractor.

Meetings and Committees of the Board of Directors

         Meetings of the Company's Board of Directors generally are held on a quarterly basis. The Board of Directors met four times during the fiscal year ended December 31, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has standing Nominating, Audit and Compensation Committees.

         The Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Bank met 12 times during the year ended December 31, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors has standing Nominating, Loan, Investment, Audit, CRA and Interest Rate Risk Committees.

         The Nominating Committee is composed of Directors S.J. Ptak, Kimberly Rooney and L.G. Ptak and selects the annual nominees for election as directors. This Committee met one time during the fiscal year ended December 31, 1997.

         The Loan Committee meets to approve all loans originated by the Bank and sets interest rates for all loan types. The entire Board of Directors comprises the Loan Committee. This Committee met approximately 12 times during calendar year 1997.

         The Investment Committee develops investment objectives and performance standards consistent with the Bank's financial needs and reviews the Bank's investment policies and recommends changes to the full Board. This Committee is comprised of Chairman Ptak, President Rooney and Chief Financial Officer Przybyl and met one time during calendar year 1997.

         The Audit Committee meets at least annually to review and recommend the Company's and the Bank's engagement of external auditors. Such Committee reviews audit reports and related matters and acts as the liaison with Preferred Savings' external auditors and the Board. Directors Di Iorio, McInerney and Wolak currently comprise the Committee. This Committee met one time in 1997.

         The Compensation Committee is responsible for administration of the Stock Option Plan and the RRP. The members of the Compensation Committee are Directors McInerney, Wolak and Di Iorio. This Committee met one time during fiscal 1997.

         The CRA Committee meets on a monthly basis to review compliance with the Community Reinvestment Act. The CRA Committee is composed of the entire Board of Directors and Executive Officer Maciejewski. This Committee met 12 times during calendar year 1997.

         The Interest Rate Risk Committee is comprised of Chairman Ptak, Director Rooney and officer Przybyl. This Committee meets quarterly to review the Bank's interest rate risk position and product mix and make recommendations for adjustments to the full Board. This Committee met four times in fiscal 1997.

Director Compensation

         The Board of Directors of the Company are not paid a fee for Board Meetings attended. The Board of Directors of the Bank are paid a monthly fee of $300 for service on the Board. Directors do not receive any compensation for Committee meetings attended.

Executive Compensation

         The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal year ended December 31, 1997 of the Company's Chief Executive Officer. No executive officer's aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 1997.

=========================================================================================================================
                                              SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------|--------------------------|------------------
                                                                           |        Long Term         |
                                                                           |      Compensation        |
                                                                           |--------------------------|
                          Annual Compensation                              |          Awards          |
---------------------------------------|----------|-----------|------------|--------------------------|
                                       |          |           |            |  Restricted              |
                                       |          |           |            |     Stock      Options/  |    All Other
                                       |  Fiscal  |   Salary  |    Bonus   |   Award(s)       SARs    |  Compensation
      Name and Principal Position      |   Year   |     ($)   |     ($)    |      ($)        (#)(1)   |       ($)
---------------------------------------|----------|-----------|------------|--------------------------|----------------
Kimberly P. Rooney, President,            1997       $78,000     $10,000    $305,494(1)     54,553(1)        $  ---
Chief Executive Officer and
Director                                  1996        72,000       6,000            ---          ---            ---

                                          1995        55,200      24,000            N/A          N/A            ---
==========================================================================================================================

(1) Pursuant to the Stock Option Plan, the Company granted to Ms. Rooney an option to purchase a number of shares equal to 54,553 shares. In addition, pursuant to the proposed RRP, the Company granted to Ms. Rooney 21,821 shares of restricted stock equal to $305,494 based on the market price of PS Financial, Inc. Common Stock on May 26, 1997.


Employment Agreement And Severance Agreements

         The Bank has entered into employment agreements with Chairman Ptak and President Rooney providing for an initial term of three years. The agreements provide for an annual base salary in an amount not less than each individual's respective salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Bank.

         In addition, in the event of an "involuntary termination" in which the employment of the employee is terminated without the written consent of the employee and includes a material diminution of or interference with the employee's duties, responsibilities and benefits as specified in the agreements, the employee will be entitled to the benefits under the agreement for the remaining term of the agreement.

         The employment agreements provide for payment to Chairman Ptak and President Rooney of an amount equal to 299% of their five-year annual average base compensation, respectively, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 25% of the Holding Company's common stock. If the employment of Chairman Ptak or President Rooney had been terminated as of December 31, 1997 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $135,000 and $230,000, respectively. The agreements also provide for the continued payment to Chairman Ptak and President Rooney of health benefits for the remainder of the term of this contract in the event such individual is involuntarily terminated in the event of change in control.

         The Bank entered into change in control severance agreements with Officers Jeffrey Przybyl and Marinanne Maciejewski. The agreements became effective upon completion of the Conversion and provide for an initial term of 18 months. The agreements provide for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreements provide for termination for cause or in certain events specified by OTS regulations.

         The agreements provide for a lump sum payment to the employee of $40,000 and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Bank in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 25% of the Company's Common Stock.

         The following table provides information regarding stock options. No Stock Appreciation Rights ("SARs") were granted during fiscal 1997.


                                         Option/SAR Grants in Last Fiscal Year
=======================================================================================================================
                                                   Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                    Number of             % of Total
                                   Securities            Options/SARs
                                   Underlying             Granted to
                                  Options/SARs           Employees in        Exercise or Base
            Name                   Granted (#)           Fiscal Year           Price ($/Sh)          Expiration Date
-----------------------------------------------------------------------------------------------------------------------
Kimberly P. Rooney                   54,553                 30.0%                  14.00                5/26/2007
=======================================================================================================================

         The following table provides information as to the value of the options held by the Company's President, Chief Executive Officer at December 31, 1997, none of which have been exercised. No stock appreciation rights were granted as of such date.


====================================================================================================================
                Aggregated Option/SAR Exercises in Last Fiscal Year and Year-end Option/SAR Values
---------------------------------------------------------------------------------------------------------------------
                                                                                                Value of
                                                          Number of Securities                Unexercised
                                                         Underlying Unexercised              In-the-Money
                                                            Options/SARs at                 Options/SARs at
                                                               FY-End (#)                     FY-End ($)
                                Shares               ----------------------------------------------------------------
                               Acquired
                                  on        Value
                               Exercise    Realized
            Name                  (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------
Kimberly P. Rooney                ---         ---          ---        54,553(1)         $ ---        $456,881(2)

====================================================================================================================

(1) Represents options to purchase Common Stock awarded to the Company's Chief Executive Officer and President. The options vest in five equal annual installments. The first installment will vest on May 1998, with the remaining installments to vest equally in October 1999, 2000, 2001 and 2002.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the average of the closing price of $22.375 per share of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1997.

Certain Transactions

         The Bank has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to Executive Officers and Directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's loan committee. All loans by the Bank to its Executive Officers and Directors are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to Executive Officers and Directors be made on terms and conditions comparable to those for similar transactions with non-affiliates. At December 31, 1997 there were no loans to Executive Officers and Directors and their associates.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company, LLP to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company, LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received no later than November 17, 1998, at the Company's main office located at 4800 South Pulaski Road, Chicago, Illinois 60632-4195. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Kimberly P. Rooney
                                    President and Chief Executive Officer

Chicago, Illinois
March 17, 1998

                                 REVOCABLE PROXY

                               PS FINANCIAL, INC.

                         Annual Meeting of Stockholders
                                 April 22, 1998


         The undersigned hereby appoints the Board of Directors of PS Financial, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 22, 1998 at 2:30 p.m., and at any and all adjournments thereof, as follows:


I.     The election as directors of all nominees listed below.

                   /  / FOR                      /  / WITHHELD

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                     EDWARD WOLAK            LORRAINE G. PTAK


II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 1998.

          /  / FOR               /  / AGAINST           /  / ABSTAIN

       In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 17, 1998 and the Company's Annual Report to Stockholders for the fiscal year ending December 31, 1997.




Dated:_______________________                 ---------------------------------
                                              SIGNATURE OF STOCKHOLDER




                                              ---------------------------------
                                              SIGNATURE OF STOCKHOLDER


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.